FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	989	301,726,983.58	47.57	6.516	645	81.34
Accredited	464	123,735,258.87	19.51	6.769	679	79.91
Resmae	379	105,116,085.27	16.57	6.883	657	81.07
Finance America	346	97,244,208.40	15.33	6.598	651	82.54
Quickloan	19	6,480,980.19	1.02	6.768	643	81.15

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	553,000.00	0.09	4.998	733	71.46
5.001 - 5.500	57	18,791,054.46	2.96	5.400	671	77.46
5.501 - 6.000	372	116,507,387.78	18.37	5.887	664	77.74
6.001 - 6.500	557	168,206,439.31	26.52	6.333	661	80.13
6.501 - 7.000	680	188,869,614.23	29.78	6.815	651	82.08
7.001 - 7.500	322	85,379,492.45	13.46	7.311	643	83.95
7.501 - 8.000	158	40,267,163.18	6.35	7.774	639	85.82
8.001 - 8.500	34	11,146,515.58	1.76	8.253	626	84.30
8.501 - 9.000	14	4,154,049.32	0.65	8.743	635	90.20
10.501 - 11.000	1	428,800.00	0.07	10.599	678	80.00

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Min: 4.990
Max: 10.599
Weighted Average: 6.641

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	46	3,826,249.98	0.60	7.025	631	75.32
100,000.01 - 150,000.00	244	31,667,319.16	4.99	6.839	652	79.84
150,000.01 - 200,000.00	332	58,852,383.56	9.28	6.719	654	79.69
200,000.01 - 250,000.00	328	73,890,737.95	11.65	6.715	653	80.55
250,000.01 - 300,000.00	347	95,884,900.19	15.12	6.646	649	80.64
300,000.01 - 350,000.00	267	86,194,378.57	13.59	6.612	655	81.72
350,000.01 - 400,000.00	235	88,204,517.19	13.91	6.580	659	82.36
400,000.01 - 450,000.00	150	63,896,932.67	10.07	6.621	653	81.97
450,000.01 - 500,000.00	119	56,713,983.62	8.94	6.519	659	81.24
500,000.01 - 550,000.00	57	30,051,086.07	4.74	6.491	658	82.45
550,000.01 - 600,000.00	43	24,748,558.97	3.90	6.657	658	83.03
600,000.01 - 650,000.00	13	8,169,132.00	1.29	6.534	654	85.02
650,000.01 - 700,000.00	6	4,093,650.00	0.65	6.922	657	84.63
700,000.01 - 750,000.00	5	3,668,644.38	0.58	6.331	635	79.19
750,000.01 - 800,000.00	1	790,000.00	0.12	6.880	599	64.49
800,000.01 - 850,000.00	1	800,100.00	0.13	8.520	723	90.00
850,000.01 - 900,000.00	1	870,942.00	0.14	5.640	744	68.04
950,000.01 - 1,000,000.00	2	1,980,000.00	0.31	7.797	618	57.83

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Min: $53,500.00
Max: $1,000,000.00
Average: $288,713.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - IO	1,967	568,976,053.43	89.70	6.663	653	81.33
ARM 3/27 - IO	127	36,687,410.39	5.78	6.454	658	81.86
Fixed 30 yr - IO	88	25,430,497.41	4.01	6.389	676	77.33
ARM 5/25 - IO	14	3,149,555.08	0.50	6.999	657	81.82
Fixed 15 yr - IO	1	60,000.00	0.01	7.440	713	9.23

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,108	608,813,018.90	95.98	6.652	654	81.37
Fixed	89	25,490,497.41	4.02	6.392	676	77.17

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	19	5,183,800.00	0.82	6.678	666	83.48
2	765	218,446,423.00	34.44	6.670	658	80.78
3	737	205,992,698.18	32.48	6.752	665	80.37
4	240	73,609,216.93	11.60	6.683	649	83.10
5	294	87,429,267.74	13.78	6.408	640	81.64
6	90	28,140,019.32	4.44	6.489	624	83.58
7	42	12,678,160.82	2.00	6.143	624	81.82
8	10	2,823,930.32	0.45	6.150	619	80.84

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Min: 1
Max: 8
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,197	634,303,516.31	100.00	6.641	655	81.20

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	60,000.00	0.01	7.440	713	9.23
15.01 - 20.00	1	102,600.00	0.02	5.990	638	18.00
30.01 - 35.00	6	751,500.00	0.12	6.286	672	32.48
35.01 - 40.00	2	255,500.00	0.04	6.644	641	39.92
40.01 - 45.00	10	1,654,574.98	0.26	5.996	637	43.20
45.01 - 50.00	11	2,848,999.75	0.45	6.142	623	47.75
50.01 - 55.00	17	4,878,248.00	0.77	6.727	629	53.12
55.01 - 60.00	15	4,310,524.00	0.68	6.408	636	58.31
60.01 - 65.00	48	16,301,098.48	2.57	6.304	638	63.01
65.01 - 70.00	64	18,510,399.24	2.92	6.377	643	68.77
70.01 - 75.00	108	31,670,532.79	4.99	6.465	632	73.98
75.01 - 80.00	1,222	333,853,762.94	52.63	6.524	666	79.86
80.01 - 85.00	230	73,753,997.12	11.63	6.638	635	84.14
85.01 - 90.00	317	102,198,077.99	16.11	6.943	641	89.49
90.01 - 95.00	133	41,296,481.46	6.51	7.277	664	94.67
95.01 - 100.00	12	1,857,219.56	0.29	7.630	640	99.92

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Min: 9.23
Max: 100.00
Weighted Average: 81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

550 - 574	24	7,488,149.11	1.18	7.118	567	74.51
575 - 599	211	59,342,308.28	9.36	6.853	587	79.32
600 - 624	455	129,410,520.74	20.40	6.743	613	81.15
625 - 649	458	131,779,032.77	20.78	6.663	637	81.76
650 - 674	367	103,063,294.08	16.25	6.614	661	82.10
675 - 699	273	79,121,268.28	12.47	6.596	686	81.81
700 - 724	213	66,689,682.09	10.51	6.469	711	81.44
725 - 749	104	29,711,597.32	4.68	6.392	736	79.99
750 - 774	69	20,564,208.31	3.24	6.382	761	80.52
775 - 799	21	6,708,455.33	1.06	6.440	781	80.03
800 - 824	2	425,000.00	0.07	6.052	801	68.88

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Min: 551
Max: 803
NZ Weighted Average: 655

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,091	329,716,661.78	51.98	6.645	642	81.27
Purchase	1,022	281,449,193.32	44.37	6.645	671	81.18
Rate/Term Refinance	84	23,137,661.21	3.65	6.554	636	80.36

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,533	442,270,311.93	69.73	6.622	651	81.27
PUD	284	84,643,936.04	13.34	6.649	657	80.80
Condo	231	61,505,227.96	9.70	6.694	665	81.70
Duplex	85	27,001,983.92	4.26	6.649	671	80.48
Townhouse	45	10,562,282.19	1.67	6.902	649	83.78
3-4 Family	19	8,319,774.27	1.31	6.852	671	76.68

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,177	324,397,636.66	51.14	6.460	640	80.92
Stated	954	288,391,975.19	45.47	6.850	672	81.58
12 mo. Bank Statements	41	12,917,272.48	2.04	6.501	671	80.10
Limited	18	6,041,631.98	0.95	6.626	615	81.69
24 mo. Bank Statements	5	1,835,000.00	0.29	6.640	620	82.19
Alt.	1	500,000.00	0.08	7.475	588	58.82
6 mo. Bank Statements	1	220,000.00	0.03	7.490	737	80.00

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,169	627,261,426.02	98.89	6.631	654	81.17
Non-Owner Occupied	19	5,162,148.29	0.81	7.703	661	82.82
Second Home	9	1,879,942.00	0.30	7.030	680	85.26

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	4	403,000.00	0.06	6.559	637	78.55
Arizona	90	19,256,990.66	3.04	6.940	645	82.63
California	1,244	414,440,491.00	65.34	6.539	656	80.73
Colorado	56	9,231,299.51	1.46	6.700	651	80.97
Connecticut	6	1,715,199.85	0.27	6.894	664	87.46
Delaware	1	137,600.00	0.02	7.225	670	80.00
District of Columbia	5	1,616,999.60	0.25	6.834	681	80.32
Florida	141	32,953,444.06	5.20	6.777	658	81.46
Georgia	35	6,294,600.67	0.99	6.937	650	81.20
Hawaii	7	2,744,499.84	0.43	6.685	677	85.94
Idaho	1	124,000.00	0.02	6.740	627	80.00
Illinois	128	30,258,686.40	4.77	6.994	650	83.48
Indiana	4	896,321.00	0.14	7.042	650	82.97
Iowa	2	401,750.00	0.06	6.110	723	83.33
Kansas	4	752,111.00	0.12	6.869	665	86.13
Kentucky	4	459,700.00	0.07	7.500	609	81.83
Louisiana	2	274,400.00	0.04	5.929	609	80.00
Maine	1	172,000.00	0.03	5.990	607	80.00
Maryland	49	13,446,021.00	2.12	6.783	650	81.40
Massachusetts	13	3,684,984.00	0.58	6.758	653	83.16
Michigan	20	3,737,710.27	0.59	7.032	616	83.40
Minnesota	27	5,366,409.46	0.85	6.926	662	84.54
Mississippi	2	107,490.00	0.02	5.974	610	68.25
Missouri	10	1,614,215.79	0.25	7.572	616	84.34
Montana	1	133,600.00	0.02	6.793	756	80.00
Nevada	82	20,288,093.92	3.20	6.671	647	81.37
New Jersey	20	5,147,605.99	0.81	6.850	665	79.58
New Mexico	7	2,134,600.00	0.34	6.933	675	81.38
New York	41	14,347,226.14	2.26	6.763	663	81.01
North Carolina	4	727,000.00	0.11	6.982	650	88.03
Ohio	25	3,640,625.17	0.57	7.131	655	86.81
Oklahoma	2	354,399.37	0.06	7.168	596	80.00
Oregon	12	2,593,398.81	0.41	6.636	655	78.05
Pennsylvania	9	1,613,750.00	0.25	7.239	651	89.58
Rhode Island	7	1,642,950.00	0.26	6.868	672	84.55
South Carolina	2	374,318.09	0.06	7.423	631	86.73
Texas	8	1,850,643.00	0.29	6.848	679	80.18
Utah	17	2,980,458.98	0.47	6.564	642	82.67
Vermont	2	349,599.88	0.06	7.161	667	80.00
Virginia	51	15,196,106.70	2.40	6.658	649	81.59
Washington	46	9,072,816.15	1.43	6.790	648	81.83
Wisconsin	5	1,766,400.00	0.28	7.316	646	69.33

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	321	86,773,192.48	13.68	6.975	655	82.31
6	14	2,848,486.08	0.45	6.993	677	81.16
12	186	61,529,497.80	9.70	6.813	660	81.40
18	4	836,320.00	0.13	6.233	730	77.44
24	1,422	411,821,634.35	64.93	6.584	652	81.10
30	4	901,636.71	0.14	6.696	726	80.00
36	211	61,450,595.98	9.69	6.358	659	80.12
60	35	8,142,152.91	1.28	6.717	660	81.54

Total:	2,197	634,303,516.31	100.00	6.641	655	81.20

Loans with Penalty: 86.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.02	7.545	627	80.00
3.501 - 4.000	8	1,657,404.39	0.27	6.476	685	81.53
4.001 - 4.500	60	15,543,941.77	2.55	6.274	687	79.64
4.501 - 5.000	153	42,718,360.02	7.02	6.548	676	80.72
5.001 - 5.500	229	59,881,026.09	9.84	6.642	676	79.23
5.501 - 6.000	1,359	398,305,755.23	65.42	6.601	652	81.67
6.001 - 6.500	124	38,046,948.39	6.25	7.201	643	86.36
6.501 - 7.000	172	51,986,983.01	8.54	6.818	622	78.90
7.001 - 7.500	1	135,000.00	0.02	7.440	601	90.00
9.001 - 9.500	1	428,800.00	0.07	10.599	678	80.00

Total:	2,108	608,813,018.90	100.00	6.652	654	81.37

Min: 1.000
Max: 9.099
Weighted Average (>0): 5.860

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	15	4,864,316.80	0.80	5.378	681	80.97
11.501 - 12.000	51	16,871,442.60	2.77	5.822	666	80.57
12.001 - 12.500	153	46,824,728.75	7.69	6.063	659	79.74
12.501 - 13.000	390	115,742,089.01	19.01	6.071	658	78.50
13.001 - 13.500	479	142,111,377.67	23.34	6.453	659	80.70
13.501 - 14.000	588	165,780,950.64	27.23	6.851	651	82.17
14.001 - 14.500	257	69,762,211.35	11.46	7.339	646	84.14
14.501 - 15.000	134	33,563,787.18	5.51	7.782	640	85.81
15.001 - 15.500	26	8,709,265.58	1.43	8.251	621	82.20
15.501 - 16.000	14	4,154,049.32	0.68	8.743	635	90.20
17.501 - 18.000	1	428,800.00	0.07	10.599	678	80.00

Total:	2,108	608,813,018.90	100.00	6.652	654	81.37

Min: 11.250
Max: 17.599
Weighted Average (>0): 13.483

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	553,000.00	0.09	4.998	733	71.46
5.001 - 5.500	57	18,791,054.46	3.09	5.400	671	77.46
5.501 - 6.000	348	108,929,600.61	17.89	5.883	661	77.96
6.001 - 6.500	523	157,960,087.66	25.95	6.335	661	80.41
6.501 - 7.000	658	182,923,905.64	30.05	6.816	651	82.11
7.001 - 7.500	316	84,374,242.45	13.86	7.311	643	83.98
7.501 - 8.000	155	39,551,763.18	6.50	7.775	638	85.82
8.001 - 8.500	34	11,146,515.58	1.83	8.253	626	84.30
8.501 - 9.000	14	4,154,049.32	0.68	8.743	635	90.20
10.501 - 11.000	1	428,800.00	0.07	10.599	678	80.00

Total:	2,108	608,813,018.90	100.00	6.652	654	81.37

Min: 4.990
Max: 10.599
Weighted Average (>0): 6.652

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	818	222,606,648.68	36.56	6.830	669	80.63
2.000	113	34,356,963.17	5.64	6.454	661	79.59
3.000	1,177	351,849,407.05	57.79	6.558	643	82.01

Total:	2,108	608,813,018.90	100.00	6.652	654	81.37

Min:1.500
Max:3.000
Weighted Average (>0): 2.395

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	734	206,042,073.86	33.84	6.750	654	81.84
1.500	446	119,250,763.41	19.59	6.780	679	80.17
2.000	928	283,520,181.63	46.57	6.527	643	81.52

Total:	2,108	608,813,018.90	100.00	6.652	654	81.37

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.564

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.